UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 21, 2021

Coty Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35964	13-3823358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 389-7300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 per share	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

5.000% Senior Secured Notes due 2026

On April 21, 2021, Coty Inc. (the “Company” or “Coty”) completed its previously announced offering of 5.000% senior secured notes due 2026 in an aggregate principal amount of $900 million (the “Notes”) in a private offering.

The Notes are senior secured obligations of Coty and are guaranteed on a senior secured basis by each of Coty’s wholly owned domestic subsidiaries that guarantees Coty’s obligations under its existing senior secured credit facilities and are secured by first priority liens on the same collateral that secures Coty’s obligations under its existing senior secured credit facilities. The Notes and the guarantees are equal in right of payment with all of Coty’s and the guarantors’ respective existing and future senior indebtedness (including Coty’s existing senior notes and senior secured credit facilities) and are pari passu with all of Coty’s and the guarantors’ respective existing and future indebtedness that is secured by a first priority lien on the collateral, including the existing senior secured credit facilities, to the extent of the value of such collateral.

The Notes and related guarantees were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes and related guarantees were offered within the United States only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. investors in accordance with Regulation S under the Securities Act. The Notes and related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes and related guarantees may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Indenture

The Notes were issued pursuant to an indenture, dated as of April 21, 2021 (the “Indenture”), among the Company, the Guarantors, Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and collateral agent. The Notes will accrue interest at the rate of 5.000% per year and will mature on April 15, 2026. Interest on the Notes will be payable semi-annually in arrears on each April 15 and October 15. Interest on the Notes will accrue from October 15, 2021.

The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or prior to April 15, 2023 at 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

The redemption price for the Notes that are redeemed on or after April 15, 2023 will be equal to the redemption prices set forth in the Indenture, together with any accrued and unpaid interest to the redemption date.

In addition, the Company may redeem up to 40% of the Notes using the proceeds of certain equity offerings completed before April 15, 2023.

Upon the occurrence of certain change of control triggering events with respect to a series of Notes, the Company will be required to offer to repurchase such Notes at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to, but excluding, the purchase date applicable to such Notes.

The Indenture contains covenants that limit the ability of the Company and any of its restricted subsidiaries to, among other things:

•	incur additional indebtedness, guarantee indebtedness or issue disqualified stock or, in the case of such subsidiaries, preferred stock;

•	pay dividends on, repurchase or make distributions in respect of their capital stock or make other restricted payments;

•	make certain investments or acquisitions;

•	sell, transfer or otherwise convey certain assets;

•	create liens and enter into sale and leaseback transactions;

•	enter into agreements restricting certain subsidiaries’ ability to pay dividends or make other intercompany transfers;

•	consolidate, merger, sell or otherwise dispose of all or substantially all of the assets of the Issuer and its restricted subsidiaries;

•	enter into certain transactions with affiliates; and

•	prepay certain kinds of indebtedness.

The Indenture also provides for customary events of default.

The foregoing summary of the Indenture is not complete and is qualified in its entirety by reference to the full and complete text of the Indenture and the form of the Notes, copies of which are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Exhibit Title or Description

4.1	Indenture, dated as of April 21, 2021, among Coty Inc., the guarantors named therein, and Deutsche Bank Trust Company Americas, as Trustee and Collateral Agent

4.2	Form of 5.000% Senior Secured Notes due 2026 (included in Exhibit 4.1)

4.3	First Lien/First Lien Intercreditor Agreement, dated as of April 21, 2021, among JPMorgan Chase Bank, N.A., as the credit facility agent, Deutsche Bank Trust Company Americas, as the initial other authorized representative, and each additional authorized representative from time to time party thereto, as consented to by Coty Inc. and the other grantors party to the Consent of Grantors attached thereto

4.4	Pledge and Security Agreement, dated as of April 21, 2021, by and among Coty Inc., the other grantors from time to time party thereto and Deutsche Bank Trust Company Americas, as collateral agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2021	COTY INC.

	By:	/s/ Laurent Mercier
Name: Laurent Mercier
Title: Chief Financial Officer